EXHIBIT 99.2

VOTING AGREEMENT

          THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (this “Agreement”) dated as of October 28, 2003, is made and entered into among OVENWORKS, LLLP, a Georgia limited liability limited partnership (“OvenWorks”) and GRAND CHEER COMPANY LIMITED, a British Virgin Islands Corporation (“Grand Cheer”).

W I T N E S S E T H:

          WHEREAS, as of the date hereof, Grand Cheer owns, beneficially and of record, and has the power to vote the number of shares of common stock, par value $.01 per share (the “Common Stock”), of TurboChef Technologies, Inc., a Delaware corporation (the “Company”) and preferred stock, par value $1.00 per share, of the Company (the “Preferred Stock”) set forth on Exhibit A hereto (all of such shares of Common Stock and Preferred Stock owned by Grand Cheer, together with any other shares of capital stock of the Company acquired by Grand Cheer, including shares of Common Stock or Preferred Stock acquired through the exercise of any stock option or warrant, after the date hereof and prior to the Termination Date (as hereinafter defined), being referred to herein collectively as the “Shares”);

          WHEREAS, OvenWorks and the Company have determined to enter into a Stock Purchase Agreement (the “Purchase Agreement”), which will provide for, among other things, the sale and issuance of an aggregate of up to 2,500,000 shares of Series D Preferred Stock of the Company, par value $1.00 per share, on the terms and conditions contained in the Purchase Agreement;

          WHEREAS, the Company and Grand Cheer are parties to that certain Settlement and Release Agreement, dated as of even date herewith (the “Settlement Agreement”), pursuant to which, among other things, the Company and Grand Cheer settled certain matters relating to that certain Promissory Note, dated July 15, 2002, in the amount of One Million Dollars ($1,000,000.00) payable to Grand Cheer; and

          WHEREAS, pursuant to the terms of the Settlement Agreement, Grand Cheer has agreed to enter into this Agreement.

          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

CERTAIN COVENANTS

          1.1     Grant of Proxy; Voting Agreement.

                    (a)     Grand Cheer hereby revokes, or has previously revoked, all prior proxies, voting agreements or powers-of-attorney given or entered into with respect to any of its Shares, and hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints OvenWorks, or any designee of OvenWorks, as its true and lawful proxy and attorney-in-fact, for and in its name, place and stead, to vote its Shares at any time during the period from the date of this Agreement to the Termination Date (such period being referred to herein as the “Term”), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise, in the following manner:

(i)

in favor of approval of the Purchase Agreement, the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent;

(ii)

against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement, or of Grand Cheer under this Agreement; and

(iii)	in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder.

                    (b)     Concurrently with the execution of this Agreement, Grand Cheer has delivered to OvenWorks a proxy in the form attached hereto as Exhibit B (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to its Shares.

                    (c)     Notwithstanding the foregoing grant to OvenWorks of the irrevocable proxy, if OvenWorks elects not to exercise its rights to vote any of the Shares pursuant to the irrevocable proxy, Grand Cheer agrees to vote its Shares during the Term as indicated in Section 1.1(a) at any annual, special or other meeting of the stockholders of the Company and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise.

                    (d)     Grand Cheer agrees that its irrevocable proxy and all other power and authority intended to be conferred by Section 1.1(a) are coupled with an interest sufficient in law to support an irrevocable power and shall not be terminated by any act of Grand Cheer or by the occurrence of any event or events except as provided herein.

                    (e)     The irrevocable proxies shall not be affected by the dissolution of Grand Cheer, and shall be binding upon its successors and assigns.

          1.2     Public Announcement.  Grand Cheer shall consult with OvenWorks before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein, and shall not issue any such press release or make any such public statement without the prior consent of OvenWorks, except as may be required by applicable law.

          1.3     Further Assurances.  Grand Cheer agrees that, from time to time, at OvenWorks’ reasonable request, it shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in OvenWorks the power to carry out and give effect to the provisions of this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF GRAND CHEER

          Grand Cheer represents and warrants to OvenWorks, as of the date hereof, as follows:

          2.1     Authorization.  Grand Cheer has the requisite power and authority to enter into and deliver this Agreement and to fully perform the obligations required to be performed by it hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Grand Cheer, and this Agreement has been duly executed by it.  The execution, delivery and performance of this Agreement has been duly and validly authorized by Grand Cheer.  Assuming this Agreement has been duly and validly executed by a duly authorized officer of the general partner of OvenWorks, this Agreement constitutes the legal, valid and binding obligation of Grand Cheer, enforceable against it in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

          2.2     No Violation.  The execution, delivery and performance by Grand Cheer of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of law, statute, rule or regulation to which it is subject, (b) violate any order, judgment or decree applicable to it, (c) violate, conflict with, or result in a breach or default under, or cause the termination of, any term or condition of any court order, trust document, will, agreement, document or other instrument to which it is a party or by which it or its properties may be bound, (d) require the consent of any other party to any of the items referred to above or (e) violate any of its governing documents.

          2.3     No Consent.  No authorization, consent or approval of, or any filing with, any public body or authority is necessary for the execution and delivery of this Agreement and consummation by Grand Cheer of the transactions contemplated by this Agreement.

          2.4     Ownership.  Grand Cheer is the record and beneficial owner of, and, except as set forth on Exhibit A, owns good and marketable title to, the number of Shares set forth on Exhibit A, free and clear of any and all liens, restrictions, claims, equities, charges, options, rights of first refusal, or encumbrances, with no defects of title whatsoever, except for such restrictions arising under applicable securities law and this Agreement.  Except as set forth on Exhibit A, Grand Cheer owns no shares of capital stock of the Company or any other equity security of the Company or right of any kind to have any such equity security issued.  Grand Cheer has the exclusive right, power and authority to vote the Shares set forth on Exhibit A, and with the exception of this Agreement, Grand Cheer is not party to or bound by any agreements affecting or relating to Grand Cheer’s right to transfer or vote the Shares.  Grand Cheer has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to any of its Shares.

          2.5     Adequate Information.  Grand Cheer is a sophisticated party with respect to its Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the Shares and has independently and without reliance upon OvenWorks and based on such information as Grand Cheer has deemed appropriate, made its own analysis and decision to enter into this Agreement.  Grand Cheer acknowledges that OvenWorks has not made and does not make any representation or warranty to Grand Cheer, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES AND OF OVENWORKS

          OvenWorks represents and warrants to Grand Cheer, as of the date hereof, that:

          3.1     Authorization.  OvenWorks has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  OvenWorks has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of OvenWorks, enforceable against it in accordance with its terms, subject to the qualification however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors’ rights and to general equity principles.

          3.2     No Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require OvenWorks to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, other than such filings required under federal securities laws, or (b) violate, or cause a breach of or default under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon OvenWorks, except for such violations, breaches or defaults which are not reasonably likely to have a material adverse effect on OvenWorks’ ability to satisfy its obligations under this Agreement.

ARTICLE 4

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties of Grand Cheer and OvenWorks contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

ARTICLE 5

TERMINATION

          This Agreement shall terminate upon the approval by the stockholders of the Company of an amendment to the Company’s Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number that permits the reservation by the Company, pursuant to the terms of the Company’s Certificate of Incorporation, as amended, of a sufficient number of shares of Common Stock to permit the conversion of all shares of Series D Preferred Stock held by OvenWorks as of the date of the meeting at which such amendment was approved (such date of termination of this Agreement being referred to herein as the “Termination Date”).  At the Termination Date, this Agreement shall become void and be of no further force and effect, provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Termination Date.

ARTICLE 6

MISCELLANEOUS

          6.1     Defined Terms.  All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

          6.1     No Third Party Beneficiaries.  Nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

          6.3     Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof.  The parties hereby agree that for purposes of this Agreement neither party has made to the other any representations, warranties or covenants or other disclosures other than those specifically contained in this Agreement.  No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

          6.4     Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that OvenWorks may freely assign its rights to a wholly-owned subsidiary of OvenWorks (whether direct or indirect), to an affiliate of OvenWorks, or to any or all of the limited partners and general partner of OvenWorks, without such prior written approval but no such assignment shall relieve OvenWorks of any of its obligations hereunder.

          6.5     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Signatures transmitted by facsimile shall be binding.

          6.6     Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          6.7     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

          6.8     Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

          6.9     Specific Performance.  Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the parties agrees that the other party shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

          6.10     Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

          6.11     Fees and Expenses.  All costs and expenses incurred by the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          6.12     Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses, or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.12:

If to OvenWorks:	OvenWorks, LLLP
645 Madison Avenue
Suite 1500
New York, New York 10022
Telecopier: _________________
Attention: Richard E. Perlman

with a copy to:	Kilpatrick Stockton LLP
1100 Peachtree Street, NE, Suite 2800
Atlanta, Georgia 1017430309-4530
Telecopier: (404) 815-6555
Attention: Reinaldo Pascual

If to Grand Cheer:	At the address set forth on Exhibit A

with a copy to:	The Chrysler Building
405 Lexington Avenue, Suite 5002
New York, NY 10174, USA

Telecopier: (212) 808-5300
Attn: Mr. John zam pino

          6.13     Fiduciary Duties.  Notwithstanding anything in this Agreement to the contrary: (a) Grand Cheer makes any agreement or understanding herein in any capacity other than in its capacity as a record holder and beneficial owner of Shares, (b) if, during the Term, Grand Cheer or any representative of Grand Cheer is a member of the Company’s Board of Directors or an officer of the Company, nothing herein shall be construed to limit or affect any action or inaction by any such officer or director acting in such person’s capacity as a director or officer of the Company and solely in the exercise of his or her fiduciary duties and responsibilities in such capacity, and (c) Grand Cheer shall have no liability to OvenWorks or any of its affiliates under this Agreement or otherwise as a result of any action or inaction by Grand Cheer, or any officer, partner, member or employee, as applicable, of Grand Cheer serving on the Company’s Board of Directors acting in such person’s capacity as a director or officer of the Company and solely in the exercise of his, her or its fiduciary duties and responsibilities in such capacity.

[signatures on following page]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

OVENWORKS, LLLP

By:	Oven Management, Inc.,
its general partner

	By:	/s/ Richard E. Perlman

Richard E. Perlman President

GRAND CHEER COMPANY LIMITED

For and on behalf of S.B. VANWALL LTD.
S.B. VANWALL LTD.
Director

EXHIBIT A

Name and Address	Social Security or Federal Tax ID Number	Shares

Grand Cheer Company Limited		3,901,762*
Trident Chambers
P.O. Box 146, Road Town
Tortola, British Virgin Islands

*	Includes 800,000 shares of common stock issuable upon exercise of a warrant which was issued to Grand Cheer on March 19, 2001 and amended on October 28, 2003.

EXHIBIT B

IRREVOCABLE PROXY

          The undersigned stockholder of TurboChef Technologies, Inc., a Delaware corporation (the “Company”), hereby irrevocably, to the fullest extent permitted by law and subject to the Voting Agreement (defined below), appoints OvenWorks, LLLP, a Georgia limited liability limited partnership (“OvenWorks”), and the general partner thereof, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy.  The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on Exhibit A to the Voting Agreement of even date herewith by and between Purchaser and the undersigned stockholder  (“Voting Agreement”).  Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date (as defined below).

          This Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of and in connection with the terms of that certain Settlement and Release Agreement by and between OvenWorks and the undersigned (the “Settlement Agreement”), and in connection with that certain Stock Purchase Agreement for the purchase of Series D Preferred Stock of the Company to be entered into by and between the Company and OvenWorks (the “Purchase Agreement”).  As used herein, the term “Termination Date” shall mean the date of approval by the stockholders of the Company of an amendment to the Company’s Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number that permits the reservation by the Company, pursuant to the terms of the Company’s Certificate of Incorporation, as amended, of a sufficient number of shares of Common Stock to permit the conversion of all shares of Series D Preferred Stock held by OvenWorks.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting (a) in favor of approval of the Purchase Agreement, the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent; (b) against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Purchase Agreement or of the undersigned under the Voting Agreement; and (c) in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder.

          The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above.  The undersigned stockholder may vote the Shares on all other matters.  Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: October _____, 2003	GRAND CHEER COMPANY LIMITED

By:

Name:

Title: